EX-99.23(d)(96)


                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of May 1, 2006,  between  JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement in order to reflect the addition of four new funds and to reflect a fee amendment for all of the JNL/MCM Funds except the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund; and

     WHEREAS, in order to reflect the name change of JNL/FMR Capital Growth Fund to JNL/FMR Mid-Cap Equity Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2006, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2006, attached hereto.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By: _______________________________     By: _______________________________
Name:    Robert A. Fritts               Name:    Mark D. Nerud
Title:   President and Chief            Title:   Chief Financial Officer
         Executive Officer

                                   SCHEDULE A
                                DATED MAY 1, 2006

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Mid-Cap Equity Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Retirement Income Fund
JNL/S&P Retirement 2015 Fund
JNL/S&P Retirement 2020 Fund
JNL/S&P Retirement 2025 Fund


                                   SCHEDULE B
                             DATED JANUARY 17, 2006

                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $50 million                                         .75%
                                                     $50 to $300 million                                       .70%
                                                     Over $300 million                                         .65%

JNL/AIM Real Estate Fund                             $0 to $50 million                                         .75%
                                                     Over $50 million                                          .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                        .70%
                                                     $300 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Mid-Cap Equity Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/Franklin Templeton Income Fund                   $0 to $100 million                                        .80%
                                                     $100 million to $200 million                              .75%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Franklin Templeton Small Cap Value Fund          $0 to $200 million                                        .85%
                                                     $200 million to $500 million                              .77%
                                                     Over $500 million                                         .75%

JNL/Goldman Sachs Mid Cap Value Fund                 $0 to $100 million                                        .75%
                                                     Over $100 million                                         .70%

JNL/Goldman Sachs Short Duration Bond Fund           $0 to $250 million                                        .45%
                                                     Over $250 million                                         .40%

JNL/JPMorgan International Equity Fund               $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/JPMorgan International Value Fund                $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Lazard Emerging Markets Fund                     $0 to $100 million                                       1.00%
                                                     $100 million to $250 million                              .90%
                                                     Over $250 million                                         .85%

JNL/Lazard Mid Cap Value Fund                        $0 to $100 million                                        .75%
                                                     $100 million to $250 million                              .70%
                                                     Over $250 million                                         .65%

JNL/Lazard Small Cap Value Fund                      $0 to $500 million                                        .75%
                                                     Over $500 million                                         .70%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     $500 million to $750 million                              .24%
                                                     Over $750 million                                         .23%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 $500 million to $750 million                              .24%
                                                     Over $750 million                                         .23%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     $500 million to $750 million                              .24%
                                                     Over $750 million                                         .23%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 $500 million to $750 million                              .25%
                                                     Over $750 million                                         .24%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     $500 million to $750 million                              .25%
                                                     Over $750 million                                         .24%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .65%
                                                     Over $300 million                                         .60%

JNL/PIMCO Real Return Fund                           All assets                                                .50%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300million                              .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Balanced Fund                             $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/Select Money Market Fund                         $0 to $500 million                                       0.28%
                                                     Over $500 million                                        0.25%

JNL/Select Value Fund                                $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     $150 to $500 million                                      .60%
                                                     Over $500 million                                         .55%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $150 million                                        .70%
                                                     $150 to $500 million                                      .65%
                                                     Over $500 million                                         .60%

JNL/S&P Managed Growth Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Conservative Fund                    $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Growth Fund                 $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Fund                        $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Aggressive Growth Fund               $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement Income Fund                       $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement 2015 Fund                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement 2020 Fund                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement 2025 Fund                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

